STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT is entered into as of December 19, 2007 by and among:

(a) Web2 Corp., a Delaware corporation (“WBTO”);

(b) William A. Mobley, Jr., an individual (“Mobley”);

(c) Andre L. Forde, an individual (“Forde”);

(d) Marjorie A. Lieberman, an individual (“Lieberman”);

(e) Steven A. Horowitz, an individual (“Horowitz”);

(f) Nextelligence, Inc., a Delaware corporation (“Nextelligence”);

(g) Walter Web, Jr., an individual (“WW”).

(h) Century Group, Inc., a Nevada corporation (“CEYG”);

(i) Broadcast Bid, Inc., a Nevada corporation (“Broadcast Bid”); and

(j) Daniel Bordui, an individual (“Bordui”).

Each of the foregoing is hereinafter referred to individually as a “party” and all of the foregoing are hereinafter collectively referred to as the “parties.”

RECITAL:

Each of the parties believes it to be in his, her or its respective best interests to enter into this Stock Purchase Agreement (the “Agreement”) and to consummate the transactions contemplated hereby.

NOW, THEREFORE, in consideration of the Recital, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties, each of the parties agrees as follows:

ARTICLE I
WBTO Matters

1.1 Indebtedness. Each of the parties acknowledges and agrees that WBTO is indebted to the following parties in the following amounts as of September 30, 2007:

(a) Mobley: $1,418,248.67 (the “Mobley Indebtedness”);

(b) Forde: $453,364.15 (the “Forde Indebtedness”);

(c) Lieberman: $50,320.00 (the “Lieberman Indebtedness”);

(d) Horowitz: $1,192,169.05 (the “Horowitz Indebtedness”); and

(e) Nextelligence: $332,595.07 (the “Nextelligence Indebtedness”).

Each of Mobley, Forde, Lieberman, Horowitz and Nextelligence waives the receipt of any interest on his, her or its respective indebtedness from and after October 1, 2007.

1.2 Issuance of Stock.

(a) In full and complete satisfaction and cancellation of the Mobley Indebtedness, WBTO shall issue to Mobley 20,260,694 shares of common stock of WBTO.

(b) In full and complete satisfaction and cancellation of the Forde Indebtedness, WBTO shall issue to Forde 6,476,631 shares of common stock of WBTO.

(c) In full and complete satisfaction and cancellation of the Lieberman Indebtedness, WBTO shall issue to Lieberman 718,857 shares of common stock of WBTO.

(d) In full and complete satisfaction and cancellation of the Horowitz Indebtedness, WBTO shall issue to Horowitz 17,030,985 shares of common stock of WBTO (collectively, the “Horowitz Shares”).

(e) In full and complete satisfaction and cancellation of the Nextelligence Indebtedness, WBTO shall issue to Nextelligence 4,751,358 shares of common stock of WBTO.

1.3 Voting Agreement.

(a) In accordance with the provisions of Section 218(c) of the General Corporation Law of the State of Delaware, for a period of three years from and after the date of this Agreement, Horowitz agrees to vote all of the Horowitz Shares on all matters brought before the shareholders of WBTO as directed by Mobley or Forde.

(b) In order to effectuate the purposes and intents of Section 1.3(a) above, simultaneously with the execution and delivery of this Agreement, Horowitz is executing and delivering an irrevocable proxy in the substantially the form of Exhibit A attached hereto.

1.4 Assumption of Liabilities. Horowitz hereby unconditionally and irrevocably assumes, and shall timely pay and perform, all of the liabilities and obligations of WBTO to Darren J. Cioffi and his Affiliates (as such term is hereinafter defined).

Article II
Nextelligence Matters

2.1 Stock Transfer. For and in consideration of $10.00 and other good and valuable consideration, Horowitz hereby sells, assigns, transfers and conveys to WW 1,719,500 shares of common stock of Nextelligence, free and clear of any and all liens, encumbrances, security interests, pledges, hypothecations, charges, restrictions and imperfections of title of any kind or nature whatsoever, constituting all of the shares of common stock of Nextelligence beneficially owned by Horowitz on the date of this Agreement. Simultaneously with the execution and delivery of this Agreement, Horowitz is delivering to WW a certificate representing 1,719,500 shares of common stock of Nextelligence, together with a stock power, separate from certificate, endorsed in blank with a medallion signature guaranty.

Article III
CEYG and Broadcast Bid, Inc. Matters

3.1 Transfer of CEYG Stock.

(a) For and in consideration of $10.00 and other good and valuable consideration, Nextelligence hereby sells, assigns, transfers and conveys to Horowitz 47,775,000 shares of common stock of CEYG, free and clear of any and all liens, encumbrances, security interests, pledges, hypothecations, charges, restrictions and imperfections of title of any kind or nature whatsoever, constituting all of the shares of common stock of CEYG beneficially owned by Nextelligence on the date of this Agreement. Simultaneously with the execution and delivery of this Agreement, Nextelligence is delivering to Horowitz a certificate representing 47,775,000 shares of common stock of CEYG, together with a stock power, separate from certificate, endorsed in blank with a medallion signature guaranty.

(b) For and in consideration of $10.00 and other good and valuable consideration, Bordui hereby sells, assigns, transfers and conveys to Horowitz 20,475,000 shares of common stock of CEYG, free and clear of any and all liens, encumbrances, security interests, pledges, hypothecations, charges, restrictions and imperfections of title of any kind or nature whatsoever, constituting all of the shares of common stock of CEYG beneficially owned by Bordui on the date of this Agreement. Simultaneously with the execution and delivery of this Agreement, Bordui is delivering to Horowitz a certificate representing 20,475,000 shares of common stock of CEYG, together with a stock power, separate from certificate, endorsed in blank with a medallion signature guaranty.

3.2 Transfer of Broadcast Bid Stock.

(a) For and in consideration of $10.00 and other good and valuable consideration, CEYG hereby sells, assigns, transfers and conveys to Nextelligence 6,370,000 shares of common stock of Broadcast Bid, free and clear of any and all liens, encumbrances, security interests, pledges, hypothecations, charges, restrictions and imperfections of title of any kind or nature whatsoever. Simultaneously with the execution and delivery of this Agreement, CEYG is delivering to Nextelligence a certificate representing 6,370,000 shares of common stock of Broadcast Bid, together with a stock power, separate from certificate, endorsed in blank with a medallion signature guaranty.

(b) For and in consideration of $10.00 and other good and valuable consideration, CEYG hereby sells, assigns, transfers and conveys to Bordui 2,730,000 shares of common stock of Broadcast Bid, free and clear of any and all liens, encumbrances, security interests, pledges, hypothecations, charges, restrictions and imperfections of title of any kind or nature whatsoever. Simultaneously with the execution and delivery of this Agreement, CEYG is delivering to Bordui a certificate representing 2,730,000 shares of common stock of Broadcast Bid, together with a stock power, separate from certificate, endorsed in blank with a medallion signature guaranty.

(c) The aggregate number of shares of common stock of Broadcast Bid being transferred by CEYG pursuant to this Section 4.2 constitutes all of the shares of common stock of Broadcast Bid beneficially owned by CEYG on the date of this Agreement

3.3 Assumption of Note. CEYG hereby unconditionally and irrevocably assumes, and shall timely pay and perform, all of the obligations of Broadcast Bid to Horowitz in the amount of $157,000.00, together with all interest accrued thereon, and Horowitz hereby unconditionally and irrevocably waives all rights to collect any amount from Broadcast Bid.

Article IV
Certain Representations and Warranties

4.1 WBTO Representations and Warranties. WBTO represents and warrants to the other parties to this Agreement as follows:

(a) WBTO has full right, power and authority to execute, deliver and perform its obligations under this Agreement and to issue the shares of common stock being issued by it pursuant to this Agreement. The execution, delivery and performance by WBTO of this Agreement have all been approved by all necessary corporate action of WBTO. This Agreement has been duly executed and delivered by WBTO and constitutes the legal, valid and binding obligation of WBTO and is enforceable against WBTO in accordance with its terms.

(b) WBTO has not made or suffered to have been made any assignment, transfer or conveyance of any right, title, interest, claim, demand or cause of action being released by it pursuant to this Agreement, including without limitation any of the WBTO Transferred Assets.

(c) Prior to executing and delivering this Agreement, the management of WBTO has read this Agreement and has understood the provisions hereof. The management of WBTO has had the opportunity to consult with independent legal counsel of its choice and has, in fact, consulted with such independent counsel. This Agreement has been executed and delivered by WBTO after independent investigation by its management, voluntarily, and without fraud, duress or undue influence of any kind or nature whatsoever.

4.2 Mobley Representations and Warranties. Mobley represents and warrants to the other parties to this Agreement as follows:

(a) Mobley has full right, power and authority to execute, deliver and perform his obligations under this Agreement and to acquire all of the right, title and interest in and to the assets being acquired by him pursuant to this Agreement (collectively, the “Mobley Acquired Assets”). This Agreement has been duly executed and delivered by Mobley and constitutes the legal, valid and binding obligation of Mobley and is enforceable against Mobley in accordance with its terms.

(b) The Mobley Acquired Assets constitute “securities” (collectively, the “Mobley Acquired Securities”) within the meaning of the Securities Act of 1933 or any applicable state securities or blue sky laws (collectively, the “Securities Laws”). Mobley is acquiring the Mobley Acquired Securities solely for the account of Mobley and not with a view to, or for resale in connection with, any “distribution,” within the meaning of the Securities Laws. Prior to his execution and delivery of this Agreement, Mobley received, reviewed and understood all information regarding the Mobley Acquired Securities which he required. There are substantial restrictions on the transferability of the Mobley Acquired Securities. The Mobley Acquired Securities are not registered under the Securities Laws and constitute “restricted securities,” as that term is defined in Rule 144 promulgated under the Securities Act of 1933. No person or entity has any obligation to register any of the Mobley Acquired Securities under the Securities Laws. Therefore, Mobley may be required to hold the Mobley Acquired Securities indefinitely.

(c) Mobley has not made or suffered to have been made any assignment, transfer or conveyance of any right, title, interest, claim, demand or cause of action being released or assigned by him pursuant to this Agreement, including without limitation any of the Mobley Transferred Assets.

(d) Prior to executing and delivering this Agreement, Mobley has read this Agreement and has understood the provisions hereof. Mobley has had the opportunity to consult with independent legal counsel of his choice and has, in fact, consulted with such independent counsel. Mobley has executed and delivered this Agreement after independent investigation, voluntarily, and without fraud, duress or undue influence of any kind or nature whatsoever.

4.3 Forde Representations and Warranties. Forde represents and warrants to the other parties to this Agreement as follows:

(a) Forde has full right, power and authority to execute, deliver and perform his obligations under this Agreement and to acquire all of the right, title and interest in and to the assets being acquired by him pursuant to this Agreement (collectively, the “Forde Acquired Assets”). This Agreement has been duly executed and delivered by Forde and constitutes the legal, valid and binding obligation of Forde and is enforceable against Forde in accordance with its terms.

(b) The Forde Acquired Assets constitute “securities” (collectively, the “Forde Acquired Securities”) within the meaning of the Securities Laws. Forde is acquiring the Forde Acquired Securities solely for the account of Forde and not with a view to, or for resale in connection with, any “distribution,” within the meaning of the Securities Laws. Prior to his execution and delivery of this Agreement, Forde received, reviewed and understood all information regarding the Forde Acquired Securities which he required. There are substantial restrictions on the transferability of the Forde Acquired Securities. The Forde Acquired Securities are not registered under the Securities Laws and constitute “restricted securities,” as that term is defined in Rule 144 promulgated under the Securities Act of 1933. No person or entity has any obligation to register any of the Forde Acquired Securities under the Securities Laws. Therefore, Forde may be required to hold the Forde Acquired Securities indefinitely.

(c) Forde has not made or suffered to have been made any assignment, transfer or conveyance of any right, title, interest, claim, demand or cause of action being released by him pursuant to this Agreement, including without limitation any of the Forde Transferred Assets.

(d) Prior to executing and delivering this Agreement, Forde has read this Agreement and has understood the provisions hereof. Forde has had the opportunity to consult with independent legal counsel of his choice and has, in fact, consulted with such independent counsel. Forde has executed and delivered this Agreement after independent investigation, voluntarily, and without fraud, duress or undue influence of any kind or nature whatsoever.

4.4 Lieberman Representations and Warranties. Lieberman represents and warrants to the other parties to this Agreement as follows:

(a) Lieberman has full right, power and authority to execute, deliver and perform her obligations under this Agreement and to acquire all of the right, title and interest in and to the assets being acquired by her pursuant to this Agreement (collectively, the “Lieberman Acquired Assets”). This Agreement has been duly executed and delivered by Lieberman and constitutes the legal, valid and binding obligation of Lieberman and is enforceable against Lieberman in accordance with its terms.

(b) The Lieberman Acquired Assets constitute “securities” (collectively, the “Lieberman Acquired Securities”) within the meaning of the Securities Laws. Lieberman is acquiring the Lieberman Acquired Securities solely for the account of Lieberman and not with a view to, or for resale in connection with, any “distribution,” within the meaning of the Securities Laws. Prior to her execution and delivery of this Agreement, Lieberman received, reviewed and understood all information regarding the Lieberman Acquired Securities which she required. There are substantial restrictions on the transferability of the Lieberman Acquired Securities. The Lieberman Acquired Securities are not registered under the Securities Laws and constitute “restricted securities,” as that term is defined in Rule 144 promulgated under the Securities Act of 1933. No person or entity has any obligation to register any of the Lieberman Acquired Securities under the Securities Laws. Therefore, Lieberman may be required to hold the Lieberman Acquired Securities indefinitely.

(c) Lieberman has not made or suffered to have been made any assignment, transfer or conveyance of any right, title, interest, claim, demand or cause of action being released by her pursuant to this Agreement, including without limitation any of the Lieberman Transferred Assets.

(d) Prior to executing and delivering this Agreement, Lieberman has read this Agreement and has understood the provisions hereof. Lieberman has had the opportunity to consult with independent legal counsel of her choice and has, in fact, consulted with such independent counsel. Lieberman has executed and delivered this Agreement after independent investigation, voluntarily, and without fraud, duress or undue influence of any kind or nature whatsoever.

4.5 Horowitz Representations and Warranties. Horowitz represents and warrants to the other parties to this Agreement as follows:

(a) Horowitz has full right, power and authority to execute, deliver and perform his obligations under this Agreement and to sell, assign, transfer and convey all of his right, title and interest in and to the assets being sold, assigned, transferred and conveyed by him pursuant to this Agreement (collectively, the “Horowitz Transferred Assets”). This Agreement has been duly executed and delivered by Horowitz and constitutes the legal, valid and binding obligation of Horowitz and is enforceable against Horowitz in accordance with its terms.

(b) Horowitz holds good, valid, legal and beneficial title to all of the Horowitz Transferred Assets, free and clear of any and all liens, encumbrances, security interests, pledges, hypothecations, charges, restrictions and imperfections of title of any kind or nature whatsoever.

(c) Horowitz is not a party to, and the Horowitz Transferred Assets are not the subject of, any contract or agreement involving or relating to the voting, sale, transfer, assignment or conveyance of the Horowitz Transferred Assets, including without limitation any shareholders’ agreement, voting agreement, voting trust agreement, proxy agreement, proxy, warrant or option agreement, right of first refusal, right of first offer or other similar agreement. Horowitz has never granted a security interest in or pledged any or all of the Horowitz Transferred Assets to any person or entity. Horowitz has never granted to any person or entity any proxy, voting trust or other right to vote the Horowitz Transferred Assets. Horowitz has never granted to any person or entity any warrant, option or other right to purchase directly or indirectly any or all of the Horowitz Transferred Assets and, except for this Agreement, Horowitz has never entered into any contract or agreement for the sale or purchase of the Horowitz Transferred Assets.

(d) Horowitz has not made or suffered to have been made any assignment, transfer or conveyance of any right, title, interest, claim, demand or cause of action being released or assigned by him pursuant to this Agreement, including without limitation any of the Horowitz Transferred Assets.

(e) Prior to executing and delivering this Agreement, Horowitz has read this Agreement and has understood the provisions hereof. Horowitz has had the opportunity to consult with independent legal counsel of his choice and has, in fact, consulted with such independent counsel. Horowitz has executed and delivered this Agreement after independent investigation, voluntarily, and without fraud, duress or undue influence of any kind or nature whatsoever.

4.6 Nextelligence Representations and Warranties. Nextelligence represents and warrants to the other parties to this Agreement as follows:

(a) Nextelligence has full right, power and authority to execute, deliver and perform its obligations under this Agreement, to sell, transfer, assign and convey all of its right, title and interest in and to the assets being sold, assigned, transferred and conveyed by it pursuant to this Agreement (collectively, the “Nextelligence Transferred Assets”) and to acquire all of the right, title and interest in and to the assets being acquired by it pursuant to this Agreement (collectively, the “Nextelligence Acquired Assets”). The execution, delivery and performance by Nextelligence of this Agreement have all been approved by all necessary corporate action of Nextelligence. This Agreement has been duly executed and delivered by Nextelligence and constitutes the legal, valid and binding obligation of Nextelligence and is enforceable against Nextelligence in accordance with its terms.

(b) Nextelligence holds good, valid, legal and beneficial title to all of the Nextelligence Transferred Assets, free and clear of any and all liens, encumbrances, security interests, pledges, hypothecations, charges, restrictions and imperfections of title of any kind or nature whatsoever.

(c) Nextelligence is not a party to, and the Nextelligence Transferred Assets are not the subject of, any contract or agreement involving or relating to the voting, sale, transfer, assignment or conveyance of the Nextelligence Transferred Assets, including without limitation any shareholders’ agreement, voting agreement, voting trust agreement, proxy agreement, proxy, warrant or option agreement, right of first refusal, right of first offer or other similar agreement. Nextelligence has never granted a security interest in or pledged any or all of the Nextelligence Transferred Assets to any person or entity. Nextelligence has never granted to any person or entity any proxy, voting trust or other right to vote the Nextelligence Transferred Assets. Nextelligence has never granted to any person or entity any warrant, option or other right to purchase directly or indirectly any or all of the Nextelligence Transferred Assets and, except for this Agreement, Nextelligence has never entered into any contract or agreement for the sale or purchase of the Nextelligence Transferred Assets.

(d) Certain of the Nextelligence Acquired Assets constitute “securities” (collectively, the “Nextelligence Acquired Securities”) within the meaning of the Securities Laws. Nextelligence is acquiring the Nextelligence Acquired Securities solely for the account of Nextelligence and not with a view to, or for resale in connection with, any “distribution,” within the meaning of the Securities Laws. Prior to its execution and delivery of this Agreement, the management of Nextelligence received, reviewed and understood all information regarding the Nextelligence Acquired Securities which it required. There are substantial restrictions on the transferability of the Nextelligence Acquired Securities. The Nextelligence Acquired Securities are not registered under the Securities Laws and constitute “restricted securities,” as that term is defined in Rule 144 promulgated under the Securities Act of 1933. No person or entity has any obligation to register any of the Nextelligence Acquired Securities under the Securities Laws. Therefore, Nextelligence may be required to hold the Nextelligence Acquired Securities indefinitely.

(e) Nextelligence has not made or suffered to have been made any assignment, transfer or conveyance of any right, title, interest, claim, demand or cause of action being released or assigned by it pursuant to this Agreement.

(f) Prior to executing and delivering this Agreement, the management of Nextelligence has read this Agreement and has understood the provisions hereof. The management of Nextelligence has had the opportunity to consult with independent legal counsel of its choice and has, in fact, consulted with such independent counsel. This Agreement has been executed and delivered by Nextelligence after independent investigation by its management, voluntarily, and without fraud, duress or undue influence of any kind or nature whatsoever.

4.7 WW Representations and Warranties. WW represents and warrants to the other parties to this Agreement as follows:

(a) WW has full right, power and authority to execute, deliver and perform his obligations under this Agreement and to acquire all of the right, title and interest in and to the assets being acquired by him pursuant to this Agreement (collectively, the “WW Acquired Assets”). This Agreement has been duly executed and delivered by WW and constitutes the legal, valid and binding obligation of WW and is enforceable against WW in accordance with its terms.

(b) The WW Acquired Assets constitute “securities” (collectively, the “WW Acquired Securities”) within the meaning of the Securities Laws. WW is acquiring the WW Acquired Securities solely for the account of WW and not with a view to, or for resale in connection with, any “distribution,” within the meaning of the Securities Laws. Prior to his execution and delivery of this Agreement, WW received, reviewed and understood all information regarding the WW Acquired Securities which he required. There are substantial restrictions on the transferability of the WW Acquired Securities. The WW Acquired Securities are not registered under the Securities Laws and constitute “restricted securities,” as that term is defined in Rule 144 promulgated under the Securities Act of 1933. No person or entity has any obligation to register any of the WW Acquired Securities under the Securities Laws. Therefore, WW may be required to hold the WW Acquired Securities indefinitely.

(c) WW has not made or suffered to have been made any assignment, transfer or conveyance of any right, title, interest, claim, demand or cause of action being released by him pursuant to this Agreement.

(d) Prior to executing and delivering this Agreement, WW has read this Agreement and has understood the provisions hereof. WW has had the opportunity to consult with independent legal counsel of his choice and has, in fact, consulted with such independent counsel. WW has executed and delivered this Agreement after independent investigation, voluntarily, and without fraud, duress or undue influence of any kind or nature whatsoever.

4.8 CEYG Representations and Warranties. CEYG represents and warrants to the other parties to this Agreement as follows:

(a) CEYG has full right, power and authority to execute, deliver and perform its obligations under this Agreement and to sell, transfer, assign and convey all of its right, title and interest in and to the assets being sold, assigned, transferred and conveyed by it pursuant to this Agreement (collectively, the “CEYG Transferred Assets”). The execution, delivery and performance by CEYG of this Agreement have all been approved by all necessary corporate action of CEYG. This Agreement has been duly executed and delivered by CEYG and constitutes the legal, valid and binding obligation of CEYG and is enforceable against CEYG in accordance with its terms.

(b) CEYG holds good, valid, legal and beneficial title to all of the CEYG Transferred Assets, free and clear of any and all liens, encumbrances, security interests, pledges, hypothecations, charges, restrictions and imperfections of title of any kind or nature whatsoever.

(c) CEYG is not a party to, and the CEYG Transferred Assets are not the subject of, any contract or agreement involving or relating to the voting, sale, transfer, assignment or conveyance of the CEYG Transferred Assets, including without limitation any shareholders’ agreement, voting agreement, voting trust agreement, proxy agreement, proxy, warrant or option agreement, right of first refusal, right of first offer or other similar agreement. CEYG has never granted a security interest in or pledged any or all of the CEYG Transferred Assets to any person or entity. CEYG has never granted to any person or entity any proxy, voting trust or other right to vote the CEYG Transferred Assets. CEYG has never granted to any person or entity any warrant, option or other right to purchase directly or indirectly any or all of the CEYG Transferred Assets and, except for this Agreement, CEYG has never entered into any contract or agreement for the sale or purchase of the CEYG Transferred Assets.

(d) CEYG has not made or suffered to have been made any assignment, transfer or conveyance of any right, title, interest, claim, demand or cause of action being released or assigned by it pursuant to this Agreement.

(e) Prior to executing and delivering this Agreement, the management of CEYG has read this Agreement and has understood the provisions hereof. The management of CEYG has had the opportunity to consult with independent legal counsel of its choice and has, in fact, consulted with such independent counsel. This Agreement has been executed and delivered by CEYG after independent investigation by its management, voluntarily, and without fraud, duress or undue influence of any kind or nature whatsoever.

4.9 Broadcast Bid Representations and Warranties. Broadcast Bid represents and warrants to the other parties to this Agreement as follows:

(a) Broadcast Bid has full right, power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance by Broadcast Bid of this Agreement have all been approved by all necessary corporate action of Broadcast Bid. This Agreement has been duly executed and delivered by Broadcast Bid and constitutes the legal, valid and binding obligation of Broadcast Bid and is enforceable against Broadcast Bid in accordance with its terms.

(b) Broadcast Bid has not made or suffered to have been made any assignment, transfer or conveyance of any right, title, interest, claim, demand or cause of action being released by it pursuant to this Agreement.

(c) Prior to executing and delivering this Agreement, the management of Broadcast Bid has read this Agreement and has understood the provisions hereof. The management of Broadcast Bid has had the opportunity to consult with independent legal counsel of its choice and has, in fact, consulted with such independent counsel. This Agreement has been executed and delivered by Broadcast Bid after independent investigation by its management, voluntarily, and without fraud, duress or undue influence of any kind or nature whatsoever.

4.10 Bordui Representations and Warranties. Bordui represents and warrants to the other parties to this Agreement as follows:

(a) Bordui has full right, power and authority to execute, deliver and perform his obligations under this Agreement, to sell, assign, transfer and convey all of his right, title and interest in and to the assets being sold, assigned, transferred and conveyed by him pursuant to this Agreement (collectively, the “Bordui Transferred Assets”) and to acquire all of the right, title and interest in and to the assets being acquired by him pursuant to this Agreement (collectively, the “Bordui Acquired Assets”). This Agreement has been duly executed and delivered by Bordui and constitutes the legal, valid and binding obligation of Bordui and is enforceable against Bordui in accordance with its terms.

(b) Bordui holds good, valid, legal and beneficial title to all of the Bordui Transferred Assets, free and clear of any and all liens, encumbrances, security interests, pledges, hypothecations, charges, restrictions and imperfections of title of any kind or nature whatsoever.

(c) Bordui is not a party to, and the Bordui Transferred Assets are not the subject of, any contract or agreement involving or relating to the voting, sale, transfer, assignment or conveyance of the Bordui Transferred Assets, including without limitation any shareholders’ agreement, voting agreement, voting trust agreement, proxy agreement, proxy, warrant or option agreement, right of first refusal, right of first offer or other similar agreement. Bordui has never granted a security interest in or pledged any or all of the Bordui Transferred Assets to any person or entity. Bordui has never granted to any person or entity any proxy, voting trust or other right to vote the Bordui Transferred Assets. Bordui has never granted to any person or entity any warrant, option or other right to purchase directly or indirectly any or all of the Bordui Transferred Assets and, except for this Agreement, Bordui has never entered into any contract or agreement for the sale or purchase of the Bordui Transferred Assets.

(d) Certain of the Bordui Acquired Assets constitute “securities” (collectively, the “Bordui Acquired Securities”) within the meaning of the Securities Laws. Bordui is acquiring the Bordui Acquired Securities solely for the account of Bordui and not with a view to, or for resale in connection with, any “distribution,” within the meaning of the Securities Laws. Prior to his execution and delivery of this Agreement, Bordui received, reviewed and understood all information regarding the Bordui Acquired Securities which he required. There are substantial restrictions on the transferability of the Bordui Acquired Securities. The Bordui Acquired Securities are not registered under the Securities Laws and constitute “restricted securities,” as that term is defined in Rule 144 promulgated under the Securities Act of 1933. No person or entity has any obligation to register any of the Bordui Acquired Securities under the Securities Laws. Therefore, Bordui may be required to hold the Bordui Acquired Securities indefinitely.

(e) Bordui has not made or suffered to have been made any assignment, transfer or conveyance of any right, title, interest, claim, demand or cause of action being released or assigned by him pursuant to this Agreement, including without limitation any of the Bordui Transferred Assets.

(f) Prior to executing and delivering this Agreement, Bordui has read this Agreement and has understood the provisions hereof. Bordui has had the opportunity to consult with independent legal counsel of his choice and has, in fact, consulted with such independent counsel. Bordui has executed and delivered this Agreement after independent investigation, voluntarily, and without fraud, duress or undue influence of any kind or nature whatsoever.

Article V
Resignations

5.1 Mobley Resignation. Mobley voluntarily resigns as a director and/or officer of CEYG.

5.2 Bordui Resignation. Bordui voluntarily resigns as a director and officer of CEYG.

Article VI
Termination of Agreements

6.1 Termination of Horowitz Agreements. Other than this Agreement, all agreements of any kind or nature whatsoever in effect on the date of this Agreement between or among Horowitz on the one hand, and any of WBTO, Mobley, Forde, Lieberman, Nextelligence, Broadcast Bid or Bordui, or any of their respective Affiliates on the other hand, are hereby terminated and shall be of no further force or effect, and no party shall have any liability with respect to any such termination.

6.2 Termination of CEYG Agreements. Other than this Agreement, all agreements of any kind or nature whatsoever in effect on the date of this Agreement between or among CEYG on the one hand, and any of Mobley, Forde, Nextelligence, Broadcast Bid or Bordui, or any of their respective Affiliates on the other hand, are hereby terminated and shall be of no further force or effect, and no party shall have any liability with respect to any such termination.

Article VII
General Releases

7.1 Certain Definitions.

(a) For purposes of this Agreement, the term “Horowitz Released Parties” shall mean and include Horowitz and CEYG, and the heirs, personal representatives, executors, legal representatives, successors and assigns of each and every one of the foregoing.

(b) For purposes of this Agreement, the term “WBTO Released Parties” shall mean and include Mobley, Forde, Nextelligence, Broadcast Bid, Bordui and WW, and their respective Affiliates, and the directors, officers, employees, agents and attorneys of each and every one of the foregoing, and the heirs, personal representatives, executors, legal representatives, successors and assigns of each and every one of the foregoing.

7.2 WBTO Release of Certain Parties. WBTO does hereby remise, release, acquit, satisfy, and forever discharge each and every one of the Horowitz Released Parties of and from all, and all manner of, action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which WBTO ever had, now has, or hereafter can, shall or may have, against any or all of the Horowitz Released Parties, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of time to the date of this Agreement, other than the representations, warranties, covenants, agreements, indemnities and releases of the Horowitz Released Parties set forth in this Agreement and the exhibit attached hereto (all of which shall remain in full force and effect).

7.3 Mobley Release of Certain Parties. Mobley does hereby remise, release, acquit, satisfy, and forever discharge each and every one of the Horowitz Released Parties of and from all, and all manner of, action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which Mobley ever had, now has, or hereafter can, shall or may have, against any or all of the Horowitz Released Parties, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of time to the date of this Agreement, other than the representations, warranties, covenants, agreements, indemnities and releases of the Horowitz Released Parties set forth in this Agreement and the exhibit attached hereto (all of which shall remain in full force and effect).

7.4 Forde Release of Certain Parties. Forde does hereby remise, release, acquit, satisfy, and forever discharge each and every one of the Horowitz Released Parties of and from all, and all manner of, action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which Forde ever had, now has, or hereafter can, shall or may have, against any or all of the Horowitz Released Parties, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of time to the date of this Agreement, other than the representations, warranties, covenants, agreements, indemnities and releases of the Horowitz Released Parties set forth in this Agreement and the exhibit attached hereto (all of which shall remain in full force and effect).

7.5 Lieberman Release of Certain Parties. Lieberman does hereby remise, release, acquit, satisfy, and forever discharge each and every one of the Horowitz Released Parties of and from all, and all manner of, action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which Lieberman ever had, now has, or hereafter can, shall or may have, against any or all of the Horowitz Released Parties, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of time to the date of this Agreement, other than the representations, warranties, covenants, agreements, indemnities and releases of the Horowitz Released Parties set forth in this Agreement and the exhibit attached hereto (all of which shall remain in full force and effect).

7.6 Nextelligence Release of Certain Parties. Nextelligence does hereby remise, release, acquit, satisfy, and forever discharge each and every one of the Horowitz Released Parties of and from all, and all manner of, action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which Nextelligence ever had, now has, or hereafter can, shall or may have, against any or all of the Horowitz Released Parties, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of time to the date of this Agreement, other than the representations, warranties, covenants, agreements, indemnities and releases of the Horowitz Released Parties set forth in this Agreement and the exhibit attached hereto (all of which shall remain in full force and effect).

7.7 WW Release of Certain Parties. WW does hereby remise, release, acquit, satisfy, and forever discharge each and every one of the Horowitz Released Parties of and from all, and all manner of, action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which WW ever had, now has, or hereafter can, shall or may have, against any or all of the Horowitz Released Parties, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of time to the date of this Agreement, other than the representations, warranties, covenants, agreements, indemnities and releases of the Horowitz Released Parties set forth in this Agreement and the exhibit attached hereto (all of which shall remain in full force and effect).

7.8 Broadcast Bid Release of Certain Parties. Broadcast Bid does hereby remise, release, acquit, satisfy, and forever discharge each and every one of the Horowitz Released Parties of and from all, and all manner of, action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which Broadcast Bid ever had, now has, or hereafter can, shall or may have, against any or all of the Horowitz Released Parties, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of time to the date of this Agreement, other than the representations, warranties, covenants, agreements, indemnities and releases of the Horowitz Released Parties set forth in this Agreement and the exhibit attached hereto (all of which shall remain in full force and effect).

7.9 Bordui Release of Certain Parties. Bordui does hereby remise, release, acquit, satisfy, and forever discharge each and every one of the Horowitz Released Parties of and from all, and all manner of, action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which Bordui ever had, now has, or hereafter can, shall or may have, against any or all of the Horowitz Released Parties, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of time to the date of this Agreement, other than the representations, warranties, covenants, agreements, indemnities and releases of the Horowitz Released Parties set forth in this Agreement and the exhibit attached hereto (all of which shall remain in full force and effect).

7.10 Horowitz Release of Certain Parties. Horowitz does hereby remise, release, acquit, satisfy, and forever discharge each and every one of the WBTO Released Parties of and from all, and all manner of, action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which Horowitz ever had, now has, or hereafter can, shall or may have, against any or all of the WBTO Released Parties, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of time to the date of this Agreement, other than the representations, warranties, covenants, agreements, indemnities and releases of the WBTO Released Parties set forth in this Agreement (all of which shall remain in full force and effect).

7.11 CEYG Release of Certain Parties. CEYG does hereby remise, release, acquit, satisfy, and forever discharge each and every one of the WBTO Released Parties of and from all, and all manner of, action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which CEYG ever had, now has, or hereafter can, shall or may have, against any or all of the WBTO Released Parties, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of time to the date of this Agreement, other than the representations, warranties, covenants, agreements, indemnities and releases of the WBTO Released Parties set forth in this Agreement (all of which shall remain in full force and effect).

7.12 Forbearance. No party to this Agreement shall bring any claim, suit, action or proceeding against any other party or parties to this Agreement for, upon or by reason of any matter, cause or thing whatsoever released pursuant to the foregoing provisions of this Article VII.

Article VIII
Survival and Indemnities

8.1 Survival. All of the representations, warranties, covenants, agreements, indemnities, releases and obligations of the respective parties set forth in this Agreement shall survive the execution and delivery of this Agreement.

8.2 Indemnities. Each party to this Agreement shall indemnify and hold harmless each and every other party to this Agreement from, against and in respect of the full amount of any and all liabilities, damages, claims, taxes, deficiencies, assessments, losses, penalties, interest, costs and expenses (including without limitation fees and disbursements of trial and appellate counsel) paid, suffered or incurred by each and every other party to this Agreement arising from, in connection with or incident to, any breach or violation by a party of any or all of his, her or its respective representations, warranties, covenants or agreements set forth in this Agreement.

Article IX
Miscellaneous Provisions

9.1 Certain Definitions. As utilized in this Agreement, the following terms shall have the following respective meanings:

(a) “Affiliate” means, with respect to a specified Person (as such term is hereinafter defined), any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person. The concept of “control” when utilized with respect to a specified Person, shall signify the possession of the power to direct the management and policies of such specified Person, directly or indirectly, whether through the ownership of voting or equity securities, by contract or otherwise.

(b) “Person” means any individual, person, sole proprietorship, company, corporation, partnership, joint venture, trust, association or other entity, or any combination of the foregoing.

9.2 Further Assurances. Each of the parties to this Agreement shall cooperate with one another, shall promptly do and perform such actions and things, and shall promptly execute and deliver such agreements, documents and instruments, as may be reasonable and necessary to effectuate the purposes and intents of this Agreement.

9.3 Applicable Law. Other than Section 1.3 hereof and Exhibit A attached hereto, the validity, interpretation and performance of this Agreement shall be controlled by and construed under the laws of the State of Florida without regard to its conflict of law provisions. The validity, interpretation and performance of Section 1.3 of this Agreement and Exhibit A attached hereto shall be controlled by and construed under the laws of the State of Delaware without regard to its conflict of law provisions. Any dispute or claim based upon or arising out of this Agreement shall be adjudicated exclusively in a court of competent jurisdiction located in Orange County, Florida. Due to the complex nature of any such dispute or claim, each of the parties waives the right to a trial by jury.

9.4 Entire Agreement. This Agreement constitutes the entire agreement between and among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, between and among the parties with respect to such subject matter. This Agreement may not be amended or modified in any manner, except by a written instrument executed by each of the parties hereto.

9.5 Benefits; Binding Effect. This Agreement shall be for the benefit of, and shall be binding upon, each of the parties and their respective heirs, personal representatives, executors, legal representatives, successors and assigns.

9.6 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

9.7 Counterparts; Signatures. This Agreement may be executed in any number of counterparts and by the separate parties in separate counterparts, each of which shall be deemed to constitute an original and all of which shall be deemed to constitute the one and the same instrument. Facsimile signatures shall be deemed to constitute and to have the same legal effect as an original signature.

IN WITNESS WHEREOF, each of the parties has executed and delivered this Agreement as of the date first written above.

WEB2 CORP., a Delaware corporation

By:	/s/ William A. Mobley, Jr.
William A. Mobley, Jr.,
Chairman and
Chief Executive Officer

/s/ William A. Mobley, Jr.
William A. Mobley, Jr., an individual

/s/ Andre L. Forde
Andre L. Ford, an individual

/s/ Marjorie A. Lieberman
Marjorie A. Lieberman, an individual

/s/ Steven A. Horowitz
Steven A. Horowitz, an individual

NEXTELLIGENCE, INC.,
a Delaware corporation

By:	/s/ William A. Mobley, Jr.
William A. Mobley, Jr., Chairman
and Chief Executive Officer

/s/ Walter Web, Jr.
Walter Web, Jr., an individual

CENTURY GROUP, INC.,
a Nevada corporation

By:	/s/ Daniel Bordui
Daniel Bordui, President

BROADCAST BID, INC.,
a Nevada corporation

By:	/s/ Daniel Bordui
Daniel Bordui, President

/s/ Daniel Bordui
Daniel Bordui, an individual

Exhibit A

Irrevocable Proxy

The undersigned shareholder of Web2 Corp., a Delaware corporation (the “Company”), does hereby irrevocably constitute and appoint William A. Mobley, Jr. and Andre L. Forde, and each of them acting alone, as his true and lawful attorney, agent and proxy, with full power of substitution, to act for the undersigned shareholder and to vote 17,030,985 shares of common stock, $.001 par value, of the Company beneficially owned by the undersigned shareholder at any time and from time to time after the date of this instrument on all matters brought before the shareholders of the Company.

This proxy is given pursuant to the provisions of that certain Stock Purchase Agreement dated as of December 19, 2007 by and among the Company and various other parties (the “Stock Purchase Agreement”), and is coupled with an interest. This proxy is irrevocable and may not be revoked, amended or altered by the undersigned shareholder. This proxy shall be valid and binding and shall remain in full force and effect for a period of three years from and after the date of this instrument.

This proxy shall for all purposes be governed by, and shall be construed and interpreted in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the undersigned shareholder has executed and delivered this instrument as of December 19, 2007.

Steven A. Horowitz